Fees Summary	Mar. 18, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,812.16
Total Fee Amount	2,812.16
Total Transaction Valuation	20,363,218.42
Total Offset Amount	0.00
Net Fee	$ 0.00